Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets

7. Intangible Assets

The following table presents intangible assets as of December 31:

	2014		2013
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(In thousands)
Customer relationships	$18,423	$(2,695)	$3,334	$(2,507)
Non-compete agreements	392	(31)	—	—
Trade names	1,234	(95)	—	—
Total intangible assets	$20,049	$(2,821)	$3,334	$(2,507)

In connection with the acquisitions of Slone, West Orange, Truss Rite, Trim Tech, and Empire we recorded intangible assets of $17.5 million, which includes $1.2 million of trade names, $0.4 million of non-compete agreements and $15.9 million of customer relationships. The amounts allocated to intangible assets as a result of these acquisitions is preliminary. The weighted average useful lives of the acquired assets are 5.0 years for trade names and non-compete agreements, and 10.3 years for customer relationships.

During the years ended December 31, 2014, 2013, and 2012, we recorded amortization expense in relation to the above-listed intangible assets of $1.1 million, $0.4 million, and $0.4 million, respectively. The following table presents the estimated amortization expense for these intangible assets for the years ending December 31 (in thousands):

2015	$2,281
2016	2,162
2017	1,995
2018	1,995
2019	1,783